Exhibit 99.3

EMPLOYEE CONFIDENTIALITY AND ASSIGNMENT AGREEMENT
The Priceline Group Inc. ("Priceline"), having a business at 800 Connecticut Avenue, Norwalk, Connecticut 06854, and its parents, affiliates, subsidiaries, related and acquired companies (hereinafter collectively with Priceline referred to as the “Priceline Entities”), develops, purchases, and uses valuable Confidential Information (as hereinafter defined). It is vital to the current and anticipated business interests of the Priceline Entities that all such Confidential Information be maintained in strict confidence and remain proprietary to the Priceline Entities. It is also vital that inventions and discoveries made by employees of the Priceline Entities be properly protected and that legitimate interests of the Priceline Entities in such inventions and discoveries be preserved.
I am currently, or desire to become, employed by Priceline or another Priceline Entity in a capacity in which I will receive or develop, or otherwise handle or be exposed to, Confidential Information. In consideration of my becoming employed by a Priceline Entity, or my continuing to be employed by a Priceline Entity (all such employment being at will and subject to any other ancillary agreement(s) which may be in effect), and the payment to me of a salary and/or other compensation during my employment, I agree, irrespective of any changes in the scope or nature of my employment (or my ceasing to be employed by any Priceline Entity), as follows:

1.	Confidential Information

1.1
As used herein, "Confidential Information" means private, confidential, trade secret or other proprietary information (whether or not embodied or contained in some tangible form) relating to any actual or anticipated business of the Priceline Entities or any research and development of the Priceline Entities, or information suggested by or resulting from any tasks assigned to me or work performed by me for or on behalf of the Priceline Entities and information, observations and data concerning the business or affairs of the Priceline Entities, including, without limitation, all business information which relates to the Priceline Entities, or their customers, suppliers or contractors or any other third parties in respect of which the Priceline Entities has a business relationship or owes a duty of confidentiality, or their respective businesses or products, and which is not known to the public generally other than as a result of my breach of this Agreement. Confidential Information includes, but is not limited to, any information which, if kept secret, will provide one or more of the Priceline Entities an actual or potential economic advantage over others in the relevant trade or industry, such as, but not limited to: technical information or reports, trade secrets, operating instructions, training materials, formulae, compilations, computer programs and files, devices, methods, techniques, unwritten information and “know-how,” inventions, research and development, business data (including cost data), strategies, methods, prospects, plans and opportunities, customer lists, customer buying records and habits, marketing and sales strategies, marketing plans, marketing surveys, profitability analyses, specifications, financial information, invention disclosures, patent applications (whether abandoned or not), products, product cost, product sales records and documents, product development, long-range plans, information relating to pricing, competitive strategies and new product development, services, research, information relating to any forms of compensation or other personnel-related information, contracts and supplier lists. For purposes of this Agreement, Confidential Information shall also include any information or material received in confidence by a Priceline Entity from a third party, and/or information held in confidence by a third party and made available to me through the sharing of space, administrative support or other resources by the Priceline Entities. Confidential Information will not include (i) such information known to me prior to my involvement with the Priceline Entities or (ii) contact information contained in my personal rolodex or electronic address book.

1.2
Except as required in performing my duties to a Priceline Entity or with the prior written authorization of Priceline, during the term of my employment and thereafter, I will not directly or indirectly use, disclose, disseminate or otherwise reveal any Confidential Information unless and only to the extent such Confidential Information becomes generally available to the public through no act or fault of mine. In the event that I am required by a court of law to disclose Confidential Information, I shall first (where practical) provide Priceline with notice of any such order so it may seek a protective order against disclosure by a court of competent jurisdiction (and I will use my reasonable best efforts in cooperating with Priceline to obtain such protective order). Notwithstanding anything to the contrary in this Agreement or any other agreement with any Priceline Entity, nothing shall limit my rights under applicable law to provide truthful information to any governmental entity or to file a charge with or participate in an investigation conducted by any governmental entity nor am I agreeing to waive, and this Agreement shall not be read as requiring me to waive, any right I may have to receive an award for information provided to any governmental entity.

1.3
During my employment with any Priceline Entity, I will not use, disclose or induce any Priceline Entity to use any proprietary or confidential information or trade secrets of any former employer or other person or entity which I have an obligation to keep in confidence. Further, I will not bring onto any Priceline Entity’s premises or transfer onto any Priceline Entity’s technology systems any unpublished document, proprietary information or trade secrets belonging to any such third party unless disclosure to, and use by, Priceline or any of the Priceline Entities has been consented to in writing by such third party.

1.4
I represent and warrant to Priceline that I am under no obligation (such as a non-competition agreement) to a former employer or any other party affecting my ability: (a) to perform the terms of this Agreement; (b) to be employed by Priceline or any other Priceline Entity; or (c) to otherwise perform services to any Priceline Entity, except that I have disclosed to Priceline that I am subject to non-solicitation obligations as more fully set forth in my employment agreement with Priceline, dated March 1, 2018 (the “Effective Date”).

2.	Inventions

2.1
As used herein, "Inventions" means inventions, discoveries, concepts and ideas, whether or not patentable, copyrightable, trademarkable, protectable as a mask work, or protectable as a trade secret including, but not limited to, any process, method, formula, article, composition, device, product, tool, machine, computer program, apparatus, appliance, design, drawing, practice, manufacture or technique, as well as any improvements thereto and know‑how related thereto.

2.2
To the extent I am employed by any Priceline Entity in an executive, managerial, product or technical planning, technical, research, programming or engineering capacity (including development, product, systems, applied science or field engineering), I hereby agree to the following obligations concerning Inventions without payment to me of any royalty or further consideration therefor:

2.2.1
With respect to Inventions made or conceived by me (either solely or jointly with another or others), whether or not during my hours of employment or whether or not I actually used facilities, materials or personnel of the Priceline Entities, for the duration of my employment by any Priceline Entity and for one (1) year thereafter, so long as such invention (a) is based on or related to Confidential Information, or (b) relates to any past, present or anticipated business of a Priceline Entity, or (c) results from any actual work performed by me for a Priceline Entity:

2.2.1.1	I shall promptly and fully inform Priceline of each such Invention in writing, setting forth in detail the procedures employed and the results achieved;

2.2.1.2
I hereby agree to and hereby do assign to Priceline or such other person as Priceline shall designate all of my rights, title and interest in each such Invention, including but not limited to applications for United States and/or foreign patents, and United States and/or foreign patents granted upon such Invention; and

2.2.1.3
I acknowledge that all copyrightable materials arising from Inventions created by me shall be considered works made for hire under the copyright laws of the United States and that these works shall, upon their creation, be owned exclusively by one or more of the Priceline Entities. To the extent that any of these works may not be considered works made for hire for one or more of the Priceline Entities under applicable law, I hereby assign to the Priceline Entity by which I am employed or its designee the ownership of all copyright rights in such works.

2.2.2	With respect to such Inventions made or conceived by me, at any time during and in perpetuity after my employment with any Priceline Entity:

2.2.2.1
I shall apply, at such Priceline Entity’s request or at the request of such other entity as Priceline shall direct and expense, for United States and foreign patents or copyrights or other form of protection either in my name or otherwise as Priceline shall desire. To the extent that I am unable or unavailable or shall unreasonably refuse to sign any lawful or necessary document required in order for the applicable Priceline Entity (or its designee) to apply for and obtain a patent or patents with respect to any work performed by me, I hereby irrevocably designate and appoint the applicable Priceline Entity (or its designee) and its duly authorized officers and agents as my agent and attorney-in-fact to act for and on my behalf to execute and file any such applications, and to do all other lawfully permitted acts to further the prosecution and issuance of patents with the same legal force and effect as if executed by me; and

2.2.2.2
I shall acknowledge and deliver promptly to the applicable Priceline Entity (or its designee), without charge beyond my then‑current hourly rate as reasonably calculated for time spent, but at the applicable Priceline Entity's (or its designee's) expense, such written instruments, and do such other acts, such as giving testimony in support of my inventorship, authorship or contribution, as may be reasonably necessary in the opinion of the applicable

Priceline Entity (or its designee) to obtain and maintain United States and/or foreign patents or copyright or other protection and to vest the entire right and title of same in such Priceline Entity (or its designee).

2.3
The Priceline Entities shall have the royalty‑free right to use, make and sell products, processes, and/or services derived from any Inventions which are conceived or made by me during the hours which I am employed by any Priceline Entity or with the use or assistance of the facilities, materials or personnel of one or more of the Priceline Entities.

2.4
I will not, to the best of my knowledge, use, rely on, or incorporate any preexisting confidential information and/or Inventions, already owned by me or others, in any Invention, without first informing the Priceline Entity by which I am employed in writing and receiving such Priceline Entity’s advance written permission to do so.

3.	Excluded from my obligations under Section 2 above are the following Inventions:
__________________________________________________________________ __________________________________________________________________. I cannot assign such Inventions to Priceline or any other Priceline Entity or any Priceline Entity’s designee because of prior agreements with the following individuals or entities:
__________________________________________________________________ __________________________________________________________________.

4.	The following identifies all Inventions prior to my employment with any Priceline Entity in which I have any title or interest:
__________________________________________________________________ __________________________________________________________________.

5.
Upon termination of my employment with any Priceline Entity, for any reason, or at any time as such Priceline Entity may request, I shall leave with such Priceline Entity and/or return to such Priceline Entity all tangible property which I may possess or have under my direction or control belonging to the Priceline Entities including, without limitation, all documents, records, notebooks, data, reports, notes, compilations, computer files, data and programs, equipment, parts and tools and similar repositories or materials and any and all copies thereof.

6.
I acknowledge that I am hereby notified that the immunity provisions of Section 1833 of title 18 of the United States Code provide that an individual cannot be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made (i) in confidence to federal, state or local governmental officials, either directly or indirectly, or to an attorney, and is solely for the purpose of reporting or investigating a suspected violation of the law, (ii) under seal in a complaint or other document filed in a lawsuit or other proceeding, or (iii) to my attorney in connection with a lawsuit for retaliation for reporting a suspected violation of law (and the trade secret may be used in the court proceedings for such lawsuit) as long as any document containing the trade secret is filed under seal and the trade secret is not disclosed except pursuant to court order.

7.
I understand and agree that the terms of this Agreement are reasonable and necessary to protect the Priceline Entities' respective business interests. I further agree that the Priceline Entities would suffer irreparable losses if I violate the terms of this Agreement and that money damages may not be an adequate remedy. Thus, in addition to any other rights or remedies, all of which shall be deemed cumulative, the Priceline Entities and each of them shall be entitled to obtain injunctive relief to enforce the terms of this Agreement. It is hereby acknowledged that the provisions of this Agreement are for the benefit of the Priceline Entities and each such Priceline Entity may enforce the provisions of this Agreement and only the applicable Priceline Entity can waive the rights hereunder with respect to its Confidential Information and employees.

8.	All my obligations under this Agreement shall be binding upon my heirs, assigns, and legal representatives.

9.
Priceline shall have the right to assign this Agreement to another Priceline Entity or to a successor to all or substantially all of the business or assets of Priceline or of any division or part of Priceline or any Priceline Entity.

10.
This Agreement is in addition to and does not supersede or replace any existing agreement, written or otherwise, entered into between or among me and any Priceline Entity relating to the subject matter hereof, provided that in the event of any conflict between this Agreement and any other such agreement, this Agreement shall control. No amendment, waiver or modification of this Agreement shall be valid unless in writing and signed by both me and a duly authorized representative of Priceline.

11.	This Agreement shall be construed and enforced under the internal laws of the State of New York.
In the event that any provision of this Agreement shall be held invalid or unenforceable by reason of the scope or duration thereof or for any other reason, such invalidity or unenforceability shall attach only to the particular aspect of such provision found invalid or unenforceable and shall not affect any other any other provision of this Agreement. To the fullest extent permitted by law, this Agreement shall be construed as if the scope or duration of such provision had been more narrowly drafted so as not to be invalid or unenforceable.

12.	I acknowledge receipt of a copy of this Agreement.

13.
This Agreement will be binding immediately upon its execution, but, notwithstanding any provision of this Agreement to the contrary, this Agreement will not become effective or operative (and neither party will have any obligation hereunder) until the Effective Date.

David Ian Goulden            /s/ David Ian Goulden             1/19/2018
Employee's Full Name (printed)        Employee's Signature            Date

C. Forbes Sargent III            /s/ C. Forbes Sargent III         1/19/2018
Witness' Name (printed)            Signature                Date